Property and Equipment, Net	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property and Equipment, Net

3. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following as of:

	December 31, 2013	December 31, 2012

Leasehold improvements	$24,749	$24,749
Machinery and equipment	22,629	22,629
Furniture and fixtures	3,997	3,997
Computer equipment	13,406	9,406
	64,781	60,781
Less: accumulated depreciation	(36,999)	(27,889)
	$27,782	$32,892

Depreciation expense for the years ended December 31, 2013 and 2012, was $9,110 and $16,350, respectively.

Depreciation is provided over the estimated useful lives of the assets, principally using the straight-line method. The estimated useful lives are the lesser of the life of the assets, or the lease, for leasehold improvements, and primarily range from three (3) to seven (7) years for machinery and equipment, furniture and fixtures, and computer equipment.